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                                    FORM 8-A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           RenaissanceRe Holdings Ltd.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Bermuda                                   98-013-8020
-----------------------------         ------------------------------------------
  (State of incorporation                 (I.R.S. Employer Identification No.)
      or organization)

          Renaissance House
     8-12 East Broadway, Pembroke
                 Bermuda                               HM 19
---------------------------------------          -----------------
(Address of principal executive offices)            (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                        Name of each exchange on which
      to be so registered                        each class is to be registered

---------------------------------------    -------------------------------------
6.08% Series C Preference Shares,                   New York Stock Exchange
  par value $1.00 per share

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. []

Securities Act registration statement file number to which this form relates:
333-103424

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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         Item 1.  Description of Registrant's Securities to be Registered.
         ----------------------------------------------------------------

                  The description of the 6.08% Series C Preference Shares, par value $1.00 per share (the "Preference Shares"), of RenaissanceRe Holdings Ltd. (the "Registrant") is incorporated herein by reference to the Registrant's Prospectus (including the Prospectus Supplement thereto) relating to the offering of the Preference Shares, which Prospectus forms a part of the Registrant's Registration Statement on Form S-3 (File No. 333-103424) declared effective by the Securities and Exchange Commission (the "SEC") as of March 11, 2003. Reference is made specifically to the section in the Prospectus captioned "Description of Our Capital Shares" and to the section in the Prospectus Supplement captioned "Description of Series C Preference Shares."

         Item 2.  Exhibits.
         -----------------

         2.1      Registration Statement on Form S-3 (File No. 333-103424).1

         2.2      Amended Memorandum of Association. 2

         2.3      Amended and Restated Bye-Laws.3

         2.4 Prospectus Supplement dated March 16, 2004, filed pursuant to Rule 424(b)(2) of the Act on March 18, 2004.4

         4.1 Form of Share Certificate Evidencing the 6.08% Series C Preference Shares.

         4.2 Certificate of Designation, Preferences and Rights of 6.08% Series C Preference Shares.







--------------------------------------
1 Incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-103424), which was declared effective by the SEC as of March 11, 2003.

2 Incorporated by reference to the Registration Statement on Form S-1 of the Registrant (Registration No. 33-70008) which was declared effective by the SEC on July 26, 1995.

3 Incorporated by reference to the Quarterly Report on Form 10-Q of the Registrant which was filed with the SEC on August 14, 2002.

4 Incorporated herein by reference to the Rule 424(b)(2) Prospectus Supplement, dated March 16, 2004, filed with the SEC on March 18, 2004.


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                               RENAISSANCERE HOLDINGS LTD.


                               By:        /s/ Stephen H. Weinstein
                                  -------------------------------------------
                               Name:  Stephen H. Weinstein
                               Title: Vice President, General Counsel and
                                      Secretary
Date:  March 19, 2004



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                                  EXHIBIT INDEX


Exhibit No.                              Description              Page Number
----------                               -----------              -----------


     2.1               Registration Statement on Form S-3
                       (File No. 333-103424).1

     2.2               Amended Memorandum of Association2

     2.3               Amended and Restated Bye-Laws3

     2.4               Prospectus Supplement dated March 16,
                       2004, filed pursuant to Rule 424(b)(2)
                       of the Act on March 18, 2004.4

     4.1               Form of Share Certificate Evidencing
                       the 6.08% Series C Preference Shares.

     4.2               Certificate of Designation,
                       Preferences and Rights of 6.08%
                       Series C Preference Shares.








-------------------------
1 Incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-103424), which was declared effective by the SEC as of March 11, 2003.
2 Incorporated by reference to the Registration Statement on Form S-1 of the Registrant (Registration No. 33-70008) which was declared effective by the Commission on July 26, 1995.
3 Incorporated by reference to the Quarterly Report on Form 10-Q of the Registrant which was filed with the SEC on August 14, 2002.
4 Incorporated herein by reference to the Rule 424(b)(2) Prospectus Supplement, dated March 16, 2004, filed with the SEC on March 18, 2004.



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